Exhibit 99.1

OMNIQ’S AI-BASED BORDER SAFETY SYSTEM ENHANCED WITH REAL-TIME ANOMALY DETECTION

OMNIQ Corp. (NASDAQ: OMQS) (“OMNIQ” or “the Company”) a leading provider of Supply Chain and Artificial Intelligence (AI)-based solutions, announced today that its AI based Border Safety System has been enhanced with real-time anomaly detection. The technology allows for identification of unusual acceleration of vehicle speeds in high-risk areas, enabling authorities to respond immediately to potential threats.

“OmniQ has been a vital part of border protection, successfully helping countries keep their borders and people safe,” said Shai Lustgarten, CEO of OmniQ. “At the request of our customers, we have developed this proprietary, first-of-its-kind acceleration technology internally. With this technology now completed and deployed in one of the world’s most sensitive areas, we anticipate continued success”.

This technology has been successfully deployed in a high-risk area and is already providing authorities with real-time alerts to potential threats. The system is designed to be scalable and adaptable to various border protection scenarios.

Lustgarten concluded “We are excited to introduce this breakthrough technology to our customers and partners in the border protection industry. Our team has worked tirelessly to create a system that is highly effective and easy to use. We believe this technology will make a significant impact in the fight against crime and terrorism.”

About OMNIQ Corp:

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, oil, gas, and chemicals.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023 and the fast casual restaurant sector expected to reach $209 billion by 2027.

For more information please visit www.omniq.com.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.